                                                                  EXHIBIT 10.12

           --------------------------------------------------------

                              SECURITY AGREEMENT

                           dated as of July 31, 1994

                                    Between


                        TSI INTERNATIONAL SOFTWARE LTD.


                                      and


                             THE BANK OF NEW YORK

           --------------------------------------------------------

                               TABLE OF CONTENTS


                                                                             Page
ARTICLE 1
    SECURITY INTEREST.......................................................   1
        Section 1.1     Grant of Security Interest..........................   1
        Section 1.2     Validity and Priority of Security Interest..........   1
        Section 1.3     Maintenance of Status of Security
                        Interest, Collateral and Rights.....................   2
        Section 1.4     Evidence of Status of Security Interest.............   2
        Section 1.5     Pledgor Remains Obligated; Secured Party
                        Not Obligated.......................................   2
ARTICLE 2
    DISPOSITION OF COLLATERAL PROCEEDS......................................   3
        Section 2.1     General.............................................   3
        Section 2.2     Interest on Collateral..............................   4
ARTICLE 3
    CERTAIN REPRESENTATIONS AND WARRANTIES..................................   5
        Section 3.1     Accuracy of Information.............................   5
        Section 3.2     Balance Sheet Collateral............................   6
ARTICLE 4
    CERTAIN COVENANTS.......................................................   6
  A.    General.............................................................   6
        Section 4.1     Certain Matters Relating to Preservation
                        of Status of Security Interest......................   6
        Section 4.2     Ownership and Defense of Collateral.................   8
        Section 4.3     Taxes; Compliance...................................   8
        Section 4.4     Insurance...........................................   8
        Section 4.5     Visits and Inspections..............................  11
        Section 4.6     Maintenance of Physical Property....................  12
        Section 4.7     Notice of Materially Adverse Effect.................  12
        Section 4.8     Requested Information...............................  12
        Section 4.9     Collection of Collateral Obligations................  13
  B.    Receivables.........................................................  13
        Section 4.10    Status of Receivables...............................  13
        Section 4.11    Maintenance of Records..............................  14
        Section 4.12    Performance of Terms................................  14
        Section 4.13    Modification of Terms...............................  14
        Section 4.14    No Dispositions of Receivables......................  15
        Section 4.15    Verification........................................  15
        Section 4.16........................................................  15
  C.    General Intangibles.................................................  16
        Section 4.17    Status of Intellectual Property.....................  16
        Section 4.18    Performance of Terms................................  16
        Section 4.19    Modification of Terms...............................  16
        Section 4.20    No Dispositions of General Intangibles..............  17
        Section 4.21    Verification........................................  17
        Section 4.22    Schedule of Certain General Intangibles.............  17
  D.    Inventory...........................................................  18
        Section 4.23    Status of Inventory.................................  18

        Section 4.24    Maintenance of Records.............................   18
        Section 4.25    Location of Inventory..............................   19
        Section 4.26    No Dispositions of Inventory.......................   19
        Section 4.27    Manufacture and Sales in Compliance with
                        Applicable Law.....................................   19
        Section 4.28    Information........................................   19

  E.    Machinery and Equipment............................................   20
        Section 4.29    Status of Machinery and Equipment..................   20
        Section 4.30    Maintenance........................................   20
        Section 4.31    No Dispositions of Machinery and
                        Equipment..........................................   21
        Section 4.32    Evidence of Ownership of Machinery and
                        Equipment..........................................   21
  F.    Securities and Instruments.........................................   21
        Section 4.33    Status of Securities and Instrument
                        Collateral.........................................   21
        Section 4.34    Certain Rights of Secured Party and
                        Pledgor............................................   22
        Section 4.35    No Amendments, etc., of Securities and
                        Instrument Collateral..............................   23
        Section 4.36    No Disposition of Securities and
                        Instrument Collateral..............................   23
ARTICLE 5
    EVENT OF DEFAULT.......................................................   23
  A.    Proceeds...........................................................   23
        Section 5.1     Application of Proceeds............................   23
  B.    Remedies...........................................................   24
        Section 5.2     General............................................   24
        Section 5.3     Collateral Proceeds................................   26
        Section 5.4     Inventory; Machinery and Equipment.................   29
        Section 5.5     Intellectual Property..............................   29
        Section 5.6     Securities and Instrument Collateral...............   30
ARTICLE 6
    MISCELLANEOUS..........................................................   31
        Section 6.1     Expenses of Pledgor's Agreements and
                        Duties.............................................   31
        Section 6.2     Secured Party's Right to Perform on
                        Pledgor's Behalf...................................   31
        Section 6.3     Secured Party's Right to Use Agents and to
                        Act in Name of Pledgor.............................   32
        Section 6.4     No Interference, Compensation or Expense...........   32
        Section 6.5     Limitation of Secured Party's Obligations
                        with Respect to Collateral.........................   32
        Section 6.6     Rights of Secured Party under Uniform
                        Commercial Code and Applicable Law.................   33
        Section 6.7     Waivers of Rights Inhibiting Enforcement...........   33
        Section 6.8     Power of Attorney..................................   34
        Section 6.9     Termination of Security Interest...................   36
        Section 6.10    Notices and Deliveries.............................   37
        Section 6.11    Payments by the Pledgor............................   37
        Section 6.12    Governing Law......................................   40
        Section 6.13    LIMITATION OF LIABILITY............................   40

        Section 6.14    Counterparts........................................  41
        Section 6.15    Entire Agreement....................................  41
        Section 6.16    Successors and Assigns..............................  41
        Section 6.17    Delivery of Opinions Authorized.....................  41

ARTICLE 7
    INTERPRETATION..........................................................  42
        Section 7.1     Definitional Provisions.............................  42
        Section 7.2     Other Interpretative Provisions.....................  48
        Section 7.3     Representations and Warranties......................  50
        Section 7.4     Captions............................................  50

                                   SCHEDULES

        Schedule 1.3                            Schedule of Required Action
        Schedule 1.3(a)                         Form of UCC-1 Financing
                                                  Statement
        Schedule 1.3(g)-A                       Memorandum of Security
                                                  Agreement - Patents
        Schedule 1.3(g)-B                       Memorandum of Security
                                                  Agreement - Trademarks
        Schedule 1.3(g)-C                       Memorandum of Security
                                                  Agreement      - Copyrights
        Schedule 3.2                            Balance Sheet of Pledgor
        Schedule 4.10(a)                        Schedule of Receivables
                                                  Discount and Allowance
                                                  Agreements
        Schedule 4.33(a)                        Schedule of Securities and
                                                  Instrument Collateral
        Schedule 7.1                            Form of Security Agreement
                                                  Questionnaire

                             TABLE OF DEFINITIONS

        "blue sky"........................................................... 30
        "Notice of Change of Executive Office and Books and Records"......... 37
        "Notice of Change of Name, Identity or Corporate Structure".......... 37
        "Notice of New Trade Name, Trade Style or Invoice"................... 37
        "Notice of Change of Location of Inventory".......................... 37
        "Notice of Change of Location of Machinery and Equipment"............ 37
        "Agreement"....................................................... 42, 3
        "Agreement Date"................................................. 42, 43
        "Collateral"..................................................... 42, 43
        "Intellectual Property"....................................... 42, 45, 4
        "Permitted Lien"..................................................... 42
        "Representation and Warranty".................................... 42, 47
        "Security Interest".............................................. 42, 48
        "Account"............................................................ 42
        "Account Proceeds"................................................... 42
        "Agreement".......................................................... 43
        "Agreement Date".....................................................  *
        "Balance Sheet"...................................................... 43
        "Bank Account".................................................... 43, 3
        "Collateral".........................................................  *
        "Collateral Debtor".................................................. 44
        "Collateral Document Related Claim".................................. 44
        "Collateral Documents"............................................... 45
        "Collateral Obligation".............................................. 45
        "Credit Agreement"................................................... 45
        "Distribution Collateral"......................................... 45, 3

        "General Intangibles"............................................. 45, 4
        "Intellectual Property"............................................... *
        "Inventory"....................................................... 46, 4
        "Lockbox Account".................................................... 46
        "Lockbox Agreement".................................................. 46
        "Machinery and Equipment"......................................... 46, 5
        "Ordinary Distributions".......................................... 46, 3
        "Pledgor"......................................................... 46, 1
        "Questionnaire"...................................................... 47
        "Receivables"..................................................... 47, 5
        "Representation and Warranty"......................................... *
        "Secured Obligations"................................................ 47
        "Secured Party"................................................... 47, 1
        "Securities and Instrument Collateral"............................ 47, 5
        "Security Interest"................................................... *
        "Uniform Commercial Code"......................................... 48, 5
        "Agreement"........................................................... *
        "Bank Account"........................................................ *
        "Distributions"....................................................... 3
        "Ordinary Distributions".............................................. *
        "Extraordinary Distributions"......................................... 3
        "Distribution Collateral"............................................. *
        "General Intangibles"................................................. *
        "Intellectual Property"............................................... *
        "Inventory"........................................................... *
        "Machinery and Equipment"............................................. *

        "Receivables"......................................................... *
        "Securities and Instrument Collateral"................................ *
        "Uniform Commercial Code"............................................. *
        "Security Agreement".................................................. 1
        "Pledgor"............................................................. *
        "Secured Party"....................................................... *
        "Security Agreement".................................................. *
        "Pledgor"............................................................. *
        "Secured Party"....................................................... *
        "Security Agreement".................................................. *
        "Pledgor"............................................................. *
        "Secured Party"....................................................... *
        "Pledgor"............................................................. *

                              SECURITY AGREEMENT

                           Dated as of July 31, 1994



        In consideration of the execution and delivery of the Credit Agreement by THE BANK OF NEW YORK, TSI INTERNATIONAL SOFTWARE LTD., a Delaware corporation, hereby agrees with THE BANK OF NEW YORK as follows (with certain terms used herein being defined in Article 7):

                                   ARTICLE 1

                               SECURITY INTEREST
                               -----------------

        Section 1.1  Grant of Security Interest.  To secure the payment,
                     --------------------------
observance and performance of the Secured Obligations, the Pledgor hereby mortgages, pledges and assigns the Collateral to the Secured Party, and grants to the Secured Party a continuing security interest in, and a continuing lien upon, the Collateral.

        Section 1.2  Validity and Priority of Security Interest.  The Pledgor
                     ------------------------------------------
agrees that the Security Interest shall at all times be valid, perfected and enforceable against the Pledgor and all third parties, in accordance with the terms hereof, as security for the Secured Obligations, and that the Collateral shall not at any time be subject to any Lien, other than a Permitted Lien, that is prior to, on a parity with or junior to such Security Interest.

        Section 1.3  Maintenance of Status of Security Interest, Collateral and
                     ----------------------------------------------------------
Rights.  (a)  Required Action.  The Pledgor shall take all action, including
------        ---------------
the actions specified on Schedule 1.3, that may be necessary or desirable, or
                         ------------
that the Secured Party may request, so as at all times (i) to maintain the validity, perfection, enforceability and priority of the Security Interest in the Collateral in conformity with the requirements of Section 1.2, (ii) to protect and preserve the Collateral and (iii) to protect and preserve, and to enable the exercise or enforcement of, the rights of the Secured Party therein and hereunder and under the other Collateral Documents.

                (b)  Authorized Action.  The Secured Party is hereby authorized
                     -----------------
to file one or more financing or continuation statements or amendments thereto without the signature of or in the name of the Pledgor. A carbon, photographic or other reproduction of this Agreement or of any financing statement filed in connection with this Agreement shall be sufficient as a financing statement.

        Section 1.4  Evidence of Status of Security Interest.  The Pledgor
                     ---------------------------------------
shall from time to time, upon request of the Secured Party, deliver to the Secured Party (a) such file search reports from such Uniform Commercial Code and other filing and recording offices and (b) such opinions of counsel relating to the Collateral, the attachment and perfection of the Security Interest and otherwise to this Agreement, as the Secured Party may designate.

        Section 1.5  Pledgor Remains Obligated; Secured Party Not Obligated.
                     ------------------------------------------------------
The grant by the Pledgor to the Secured Party of the Security Interest shall not (a) relieve the Pledgor of any Liability to any Person under or in respect of any of the Collateral or (b) impose on the Secured Party any such Liability or any Liability for any act or omission on the part of the Pledgor relative thereto.

                                   ARTICLE 2

                      DISPOSITION OF COLLATERAL PROCEEDS
                      ----------------------------------

        Section 2.1  General.  (a)  Rights of Pledgor.  Except during an Event
                     -------        -----------------
of Default, and subject to any applicable Lockbox Agreement and the applicable provisions of Schedule 1.3, (i) the Pledgor shall be entitled to (A) receive
              ------------
and retain all Account Proceeds and Ordinary Distributions and (B) make withdrawals from all Bank Accounts, and (ii) all instruments, chattel paper, securities, letters of credit and documents constituting part of the Collateral and not constituting Account Proceeds shall be made available to the Pledgor upon request for purposes of presentation, collection or renewal (any such arrangement to be effected to the extent deemed appropriate by the Secured
Party
against a trust receipt or like document). Each withdrawal under clause (i)(B) and request under clause (ii) of the preceding sentence shall constitute a Representation and Warranty by the Pledgor that no Event of Default is continuing. No delivery of any Collateral pursuant to clause (ii) of the preceding sentence shall terminate the Security Interest therein and the Pledgor shall, within 18 days of its receipt of any such Collateral, either return such Collateral or its proceeds to the Secured Party or such other Person as the Secured Party may designate or, should the Security Interest in any such proceeds not be perfectible by possession, take such other action as may be required by Section 1.3(a) to continue the perfection of the Security Interest therein.

                (b)  Rights of Secured Party.  Subject to the Pledgor's rights
                     -----------------------
under Section 2.1(a) and except in the case of proceeds of Collateral as to which a different disposition is expressly provided for herein, the Secured Party shall be entitled to receive and retain all proceeds of Collateral and all Distribution Collateral. Subject to its rights under Section 2.1(a), the Pledgor shall, should it receive any such proceeds or Distribution Collateral, hold all such proceeds and Distribution Collateral in trust for the Secured Party, not commingle the same with other property or funds of the Pledgor and, unless the Secured Party shall have otherwise instructed the Pledgor, deliver the same or cause the same to be delivered in the exact form received, together with any necessary endorsements, to the

Secured Party or to such Person or Persons as the Secured Party may designate. The Secured Party is hereby irrevocably authorized, either in the name and on behalf of the Pledgor or in its own name, to endorse and deposit, or cause to be deposited, for collection, present, draw upon or under, or otherwise take action to realize upon, all instruments, chattel paper, securities, letters of credit and documents constituting part of the Collateral for the purpose of holding and disposing of the proceeds thereof in accordance with the terms hereof.

        Section 2.2  Interest on Collateral.  No Collateral, including any such
                     ----------------------
that constituted the proceeds of property insurance subject to Section 4.4(a)(ii), shall bear interest, except to the extent specifically agreed to in writing by the Secured Party and, unless otherwise so agreed, any such interest shall constitute Collateral.

                                   ARTICLE 3

                    CERTAIN REPRESENTATIONS AND WARRANTIES
                     --------------------------------------

                The Pledgor represents and warrants as follows:

        Section 3.1  Accuracy of Information.  (a)  Questionnaire.  The
                     -----------------------        -------------
Questionnaire is, as of the Agreement Date, complete and correct in all respects.

                (b)  All Information.  All Information furnished to the Secured
                     ---------------
Party by or on behalf of the Pledgor in connection with or pursuant to the Collateral Documents or in connection with or pursuant to any amendment to, or waiver of rights under, the Collateral Documents (i) in the case of any Information furnished prior to the Agreement Date, was, and, in the case of any Information furnished on or after the Agreement Date, will be, at the time the same was or is so furnished (but, in the case of Information dated as of a prior date, as of such date) (A) in the case of any Information prepared in the ordinary course of business, complete and correct in the light of the purpose prepared, and (B) in the case of any Information required by the terms of the Collateral Documents or the preparation of which was requested by the Secured Party, complete and correct to the extent necessary to give the Secured Party true and accurate knowledge of the subject matter thereof and (ii) in the case of any Information furnished prior to the Agreement Date, did not, and, in the case of any Information furnished on or after the Agreement Date, will not, at the time the same was or is so furnished (but, in the case of Information dated as of a prior date, as of such date) (A) contain any untrue statement of a material fact or (B) omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made. The furnishing of any such Information to the Secured Party shall constitute a representation and warranty by the Pledgor made on the date such Information is so furnished to the effect specified in clauses (i) and (ii) of this Section 3.1(b).

        Section 3.2  Balance Sheet Collateral.  The Pledgor has, as of the
                     ------------------------
Agreement Date, good title to each of the assets other than as disclosed on
Schedule 3.8 to the Credit Agreement, to the extent the same constitute
------------
Collateral, reflected on the Balance Sheet, except those that have been disposed of subsequent to the date thereof in the ordinary course of the Pledgor's business.

                                   ARTICLE 4

                               CERTAIN COVENANTS
                               -----------------

        A.  General.
            -------

        Section 4.1  Certain Matters Relating to Preservation of Status of
                     -----------------------------------------------------
Security Interest.  (a)  Chief Executive Office.  The Pledgor shall maintain
-----------------        ----------------------
its chief executive office and, if different from its chief executive office, each office where the books and records relating to any Receivables or General Intangibles are kept only at, and shall keep all of its books and records only at or in transit to, (i) a location specified therefor in the Questionnaire or
(ii) any other location provided that (A) the Secured Party has approved such location in writing, (B) such location is within one of the 50 States of the United States or the District of Columbia and (C)(1) the Security Interest, with respect to any Collateral at such location, or affected by the situs of such location, conforms to the requirements of Section 1.2 and (2) the Secured Party shall have received such evidence satisfactory to it to that effect that it may request, including acknowledgment copies of financing statements and opinions of counsel.

                (b)  Change of Name, Identity, etc.  The Pledgor shall not
                     -----------------------------
change its name, identity or corporate structure without giving the Secured Party 10 days' prior notice thereof.

                (c)  Trade Names; Invoices.  Without giving 45 days' prior
                     ---------------------
notice to the Secured Party (which, in the case of an invoice subject to clause
(B), shall include a copy of such invoice), the Pledgor shall not (A) do business under any name, trade name or trade style not listed on the Questionnaire or (B) use any invoice other than one that is attached to the Questionnaire.

                (d)  Commingling.  Without the prior written consent of the
                     -----------
Secured Party, the Pledgor shall not commingle, and shall not permit commingling of, any Collateral with any other property or assets, whether belonging to the Pledgor or any other Person.

                (e)  Other Financing Statements.  Except with respect to
                     --------------------------
Permitted Liens, the Pledgor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Secured Party is not named as the sole secured party.

        Section 4.2  Ownership and Defense of Collateral.  The Pledgor shall at
                     -----------------------------------
all times (a) be the owner of the Collateral free from any right, title or interest of any third Person and

(b) defend the Collateral against the claims and demands of all third Persons, except that this Section 4.2 shall not apply to (x) the interest in the Collateral and the claims and demands of a holder of a Permitted Lien (but for only so long as such Lien is a Permitted Lien) or (y) Collateral to which
Section 1.2 does not apply.

        Section 4.3  Taxes; Compliance.  The Pledgor shall (a) pay or cause to
                     -----------------
be paid when due all taxes, assessments and governmental charges levied or assessed or imposed upon or with respect to the Collateral or its use or sale or other disposition and (b) comply with (i) all Applicable Law relating to the Collateral, (ii) the terms and provisions of all deeds and Contracts relating to premises where Collateral is located and (iii) all license and franchise agreements pertaining to the Collateral.

        Section 4.4  Insurance.  (a)  Property Insurance.  (i)  The Pledgor
                     ---------        ------------------
shall, at its own expense, insure the Inventory and Machinery and Equipment against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other risks as the Secured Party shall from time to time specify, in amounts, with insurers and under policies, acceptable to the Secured Party. Each such policy shall provide for all losses occurring or paid during the continuation of this Agreement (except for losses of less than $10,000 per occurrence) to be paid jointly to the Secured Party and the Pledgor.

                        (ii) Proceeds of such insurance paid to the Secured Party shall, except during an Event of Default, be held by the Secured Party as Collateral and, during an Event of Default, at the election of the Secured Party, continue to be held by the Secured Party as Collateral or be applied as provided in Section 5.1.

                        (iii) The Pledgor shall not use, or permit the use of, the Inventory or the Machinery and Equipment unlawfully or outside of any insurance coverage.

                (b)  Products Liability Insurance.  The Pledgor shall, at its
                     ----------------------------
own expense, maintain products liability insurance in amounts, with insurers and under policies, acceptable to the Secured Party. Each such policy shall provide that (i) amounts payable thereunder to the Pledgor may be paid directly to the Secured Party and (ii) after such notice, amounts otherwise payable to the Pledgor shall be paid to the Secured Party. The Secured Party shall not be entitled to give such notice except during an Event of Default. All payments received by the Secured Party pursuant to clause (ii) shall, prior to an Event of Default, be delivered to the Pledgor upon request and may, during an Event of Default, at the election of the Secured Party, be held as Collateral or applied as provided in Section 5.1. Each request by the Pledgor for any such payment shall constitute a Representation and Warranty by the Pledgor that no Event of Default is continuing.

                (c)  All Insurance.  (i)  All insurance policies required under
                     -------------
this Section 4.4 or under any of the other Collateral Documents shall contain loss payable clauses that shall (A) name the Secured Party as insured party and sole loss payee thereunder (without any representation or warranty by or obligation of the Secured Party) as its interest may appear, (B) contain the agreement by the insurer that any loss thereunder shall be payable jointly to the Pledgor and the Secured Party notwithstanding (1) any action, inaction or breach of representation or warranty by the Pledgor or any other Person, (2) any change in the title, ownership or possession of the insured property or (3) the use of the insured property for purposes more hazardous than is permitted by the policy, (C) provide that there shall be no recourse against the Secured Party for payment of premium or other amounts with respect thereto, (D) contain a waiver of all rights of setoff, counterclaim, deduction or subrogation against the Borrower and (E) provide that at least 30 days' prior written notice of any modification, cancellation or lapse thereof shall be given to the Secured Party by the insurers. A loss payable endorsement in form and substance satisfactory to the Bank shall, in the case of property insurance be deemed to comply with the requirements of this Section 4.4(c).

                        (ii) The Pledgor shall, upon request of the Secured Party, (A) deliver to the Secured Party original or duplicate policies of all insurance required by this Section 4.4 and, as often as the Secured Party may reasonably request, a report of an insurance broker acceptable to the Secured Party with respect to such insurance and (B) deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignments.

        Section 4.5  Visits and Inspections.  The Secured Party shall have the
                     ----------------------
right, and the Pledgor shall permit, or, in the case of premises, property, records, files or Persons not within its immediate control, promptly take such actions as are necessary or desirable so as to permit, and hereby authorizes, representatives (whether or not officers or employees) of the Secured Party, from time to time, to (a) visit and inspect any premises where any Collateral, or any records and files related thereto, is located, (b) inspect, and verify the amount, quantity, value and condition of and any other matter relating to, the Collateral and inspect, review, audit and make extracts from all records and files related thereto, (c) discuss with any Person, including the principal officers and the independent certified public accountants of the Pledgor
(and each such Person is hereby authorized to discuss with such representatives of the Secured Party) the business, assets, Liabilities, financial condition, results of operations and business prospects of the Pledgor and the amount, quantity, value and condition of, or any other matter relating to, the Collateral. The Secured Party will endeavor to keep all financial information regarding the Pledgor confidential and not to release any such information to any third party not affiliated with the Secured Party or the Pledgor other than the Authority, provided, however, that the Secured Party's noncompliance with this
           --------  -------
sentence will not affect its rights under this Agreement. The Secured Party will request that any representative of the Secured Party (other than an officer or employee of the Secured Party or any of its Affiliates) execute a confidentiality agreement between such representative and the Pledgor relating to information obtained by such representative regarding the Pledgor, provided,
                                                                      --------
however, that any failure of such representative to execute such confidentiality
-------
agreement shall not preclude the Secured Party from using the services of such representative. The Pledgor hereby authorizes the Secured Party to obtain all records and files relating to the Collateral from any Person (including any service bureau or the like) maintaining the same on behalf of the Pledgor and hereby authorizes each such Person to deliver the same to the Secured Party.

        Section 4.6  Maintenance of Physical Property.  The Pledgor shall
                     --------------------------------
maintain all physical property that constitutes Collateral in good condition, with reasonable allowance for wear and tear, and shall exercise proper custody over all such property.

        Section 4.7  Notice of Materially Adverse Effect.  The Pledgor shall
                     -----------------------------------
give prompt notice to the Secured Party of any matter or event that has had, or may have, a Materially Adverse Effect upon any Collateral.

        Section 4.8  Requested Information.  In addition to such other
                     ---------------------
Information as shall be specifically provided for herein, the Pledgor shall furnish to the Secured Party such other Information with respect to the Collateral as the Secured Party may request from time to time, in each case in form and substance and certified in a manner satisfactory to the Secured Party.

        Section 4.9  Collection of Collateral Obligations.  Subject to the
                     ------------------------------------
rights of the Secured Party hereunder, the Pledgor shall endeavor to collect from the Collateral Debtor of each Collateral Obligation, when due, all amounts owing thereunder, and shall apply all amounts so collected to the outstanding balance of such Collateral Obligation, except that, unless the Secured Party shall have notified the Pledgor to the contrary or an Event of Default shall exist, this Section 4.9 shall not require the Pledgor to take any action not in accordance with sound business judgment and its customary collection practices as in effect on the Agreement Date or as approved in writing by the Secured Party.

        B.  Receivables.
            -----------

        Section 4.10  Status of Receivables.  (a)  Accounts.  The Pledgor
                      ---------------------        --------
agrees that each Receivable that is an Account (i) shall at all times represent the legal, valid and binding obligation of its Collateral Debtor and, subject to clause (ii)(A), be enforceable in accordance with its terms, (ii) shall at no time be subject to (A) any discount, defense, set-off or counterclaim, other than in the ordinary course of business, (B) any agreement prohibiting assignment or requiring notice of or consent to assignment, or (C) any stamp or other Tax, (iii) shall be genuine and in all respects what it purports to be and arise out of a bona fide transaction, (iv) shall require no further act on the part of the Pledgor or any other Person to make it payable by the Collateral Debtor (other than (y) Current Key Master Receivables or Long-term Key Master Receivables or (z) Accounts as to which payment will be made prior to shipment), and (v) shall comply with all Applicable Law.

                (b)  Borrowing Base Receivables.  The Pledgor agrees that each
                     --------------------------
Receivable included in the Borrowing Base as calculated in any Borrowing Base Certificate shall, to the extent so included, comply, as of the date of such Borrowing Base Certificate, with the criteria of eligibility specified in the definition of Eligible Receivable.

        Section 4.11  Maintenance of Records.  The Pledgor shall, for not less
                      ----------------------
than three years from the date on which any Receivable arose, maintain (a) complete records of such Receivable, including records of all payments received, credits granted and merchandise returned and (b) all other documentation relating thereto.

        Section 4.12  Performance of Terms.  The Pledgor shall duly fulfill all
                      --------------------
obligations on its part to be fulfilled under or in connection with the Receivables and shall do nothing to impair the rights of the Secured Party therein.

        Section 4.13  Modification of Terms.  (i)  The Pledgor shall not enter
                      ---------------------
into any agreement providing for any deduction from any Receivable that is an Account except for agreements that are made in the ordinary course of business.

                  (ii) The Pledgor shall not rescind or cancel any obligation evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, without the prior written consent of the Secured Party, except that, unless an Event of Default shall exist, the Pledgor may, with respect to any Receivable, but only in the ordinary course of its business and in accordance with sound business judgment and its customary collection practices as in effect on the Agreement Date or as approved in writing by the Secured Party (A) extend the time of payment thereof, (B) in the case of an Account, grant a refund or credit with respect thereto for returned, damaged or non-complying merchandise and
        (C) settle the same for an amount less than the then unpaid balance thereof.

        Section 4.14  No Dispositions of Receivables.  The Pledgor shall not
                      ------------------------------
sell or otherwise dispose of any Receivable or any interest therein.

        Section 4.15  Verification.  The Secured Party shall have the right at
                      ------------
any time and from time to time, in the name of the Secured Party, in the name and on the stationery of the Pledgor or in such name as the Secured Party may select, to verify the validity, amount or any other matter relating to any Receivable by mail, telegram, telephone or any other means.

        Section 4.16  Schedule of Receivables.  The Pledgor shall deliver to
                      -----------------------
the Secured Party, within ten (10) Business Days after the end of each month, commencing with the month of July 1994, a schedule of Receivables that (i) shall be as of the last Business Day of such month and (ii) shall set forth the amount and aging of such Receivables and the identity of the debtors on such Receivables.

        C.  General Intangibles.
            -------------------

        Section 4.17  Status of Intellectual Property.  The Pledgor agrees that
                      -------------------------------
all Intellectual Property shall, except to the extent otherwise disclosed in writing by the Pledgor to the Secured Party prior to the Agreement Date, at all times be subsisting, valid and enforceable against third Persons.

        Section 4.18  Performance of Terms.  The Pledgor shall duly fulfill all
                      --------------------
obligations on its part to be fulfilled under or in connection with all General Intangibles and shall do nothing to impair the rights of the Secured Party therein, except that the Pledgor may choose not to renew trademarks or copyrights which are no longer material to the Pledgor's business or operations.

        Section 4.19  Modification of Terms.  The Pledgor shall not rescind or
                      ---------------------
cancel any obligation due to it evidenced by any General Intangible or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, without the prior written consent of the Secured Party, except that, unless the Secured Party shall have notified the Pledgor to the contrary or an Event of Default shall exist, the Pledgor may, with respect to any General Intangible, but only in the ordinary course of its business and in accordance with sound business judgment and its customary collection practices as in effect on the Agreement Date or as approved in writing by the Secured Party (i) extend the time of payment thereof, (ii) settle the same for an amount less than the then unpaid balance thereof and (iii) amend or otherwise modify the terms thereof.

        Section 4.20  No Dispositions of General Intangibles.  The Pledgor shall
                      --------------------------------------
not sell or otherwise dispose of any General Intangible or any interest therein, or grant any license or sub-license thereunder, except that, prior to an Event of Default and its continuance or notice from the Secured Party to the contrary, this Section 4.20 shall not apply to the grant of any license or sub-license in, and upon terms customary in, the ordinary course of its business.

        Section 4.21  Verification.  The Secured Party shall have the right at
                      ------------
any time and from time to time, in the name of the Secured Party, in the name and on the stationery of the Pledgor or in such name as the Secured Party may select, to verify the validity, amount or any other matter relating to any General Intangible by mail, telegram, telephone or any other means.

        Section 4.22  Schedule of Certain General Intangibles.  The Pledgor
                      ---------------------------------------
shall deliver to the Secured Party, (a) annually or, with such greater frequency as the Secured Party may specify, (i) a schedule showing, as to each General Intangible that is a Collateral Obligation, (A) the name and address of the Collateral Debtor, (B) the nature of such Collateral Obligation, (C) whether it is (y) fixed or contingent or (z) liquidated or unliquidated and (D) if liquidated, the amount thereof and (ii) a schedule showing the identity (in the case of patents, by registered patent number and issue date, in the case of patent applications, by serial number, in the case of trademarks, by registration number and brief description of property covered, in the case of copyrights by registration number and title or brief description of material covered and, in the case of pending copyrights, date of application and title or brief description of material covered) of each patent, patent application, service mark, trademark, trademark registration and copyright issued to, applied for or pending by the Pledgor and not previously so identified to the Secured Party in writing, and (b) promptly after granting or acquiring the same, copies, not previously delivered to the Secured Party, of all licenses and sub-licenses relating to any of the foregoing granted by or issued to the Pledgor.

        D.  Inventory.
            ---------

        Section 4.23  Status of Inventory.  The Pledgor agrees that all
                      -------------------
Inventory shall at all times (i) be in good condition,

(ii) meet all requirements of Applicable Law applicable thereto or to its manufacture, use or sale and (iii) be currently either usable or salable in the ordinary course of the Pledgor's business.

        Section 4.24  Maintenance of Records.  The Pledgor shall keep correct
                      ----------------------
and accurate records of Inventory, itemizing and describing the kind, type and quantity of Inventory, the Pledgor's cost therefor and a current price list for such Inventory.

        Section 4.25  Location of Inventory.  The Pledgor shall keep its
                      ---------------------
Inventory only at, or in transit to, (a) a location specified in the Questionnaire as a current location for Inventory or (b) any other location provided that (i) the Secured Party has approved such location in writing, (ii)
(A) the Security Interest in Inventory at such location conforms to the requirements of Section 1.2 and (B) the Secured Party shall have received such evidence satisfactory to it to that effect that it may request, including, if so requested, acknowledgement copies of financing statements and opinions of counsel and (iii) the Inventory at such location shall be subject to warehousing or other custodial arrangements satisfactory in all respect to the Secured Party.

        Section 4.26  No Dispositions of Inventory.  The Pledgor shall not sell,
                      ----------------------------
lease, transfer or otherwise dispose of any Inventory or any interest therein, except that this Section 4.26 shall not apply to sales of Inventory in the ordinary course of business.

        Section 4.27  Manufacture and Sales in Compliance with Applicable Law.
                      -------------------------------------------------------
All Inventory shall be manufactured, and all sales of Inventory shall be made, in full compliance with all requirements of Applicable Law, including those specifying minimum wage and working conditions.

        Section 4.28  Information.  (a)  Schedule of Inventory.  The Pledgor
                      -----------        ---------------------
shall deliver to the Secured Party, upon the request of the Secured Party, a schedule of Inventory that (i) shall be as of the last Business Day of such quarterly period, (ii) shall indicate the amount thereof that constitutes (A) finished goods, (B) work in process and (C) raw materials, and (iii) shall itemize and describe the amount, type and quantity of Inventory included within each such category and the Pledgor's respective costs thereof.

                (b)  Price List.  The Pledgor shall from time to time, upon
                     ----------
request, deliver to the Secured Party a current price list for so much of its Inventory as constitutes finished goods.

                (c)  Physical Listings.  A physical listing of all Inventory,
                     -----------------
wherever located, shall be taken at least annually and, during an Event of Default, at any time requested by the Secured Party, and a copy of each such physical listing shall be delivered to the Secured Party within five days of its completion.

        E.  Machinery and Equipment.
            -----------------------

        Section 4.29  Status of Machinery and Equipment.  The Pledgor agrees
                      ---------------------------------
that all Machinery and Equipment shall at all times (a) be in good operating condition and repair (normal wear and tear excepted) and (b) comply and be operated in compliance with all Applicable Law.

        Section 4.30  Maintenance.  The Pledgor (a) shall, subject to the terms
                      -----------
of the Credit Agreement, (i) make all necessary replacements of and additions to Machinery and Equipment from time to time so that the value and operating efficiency of the Machinery and Equipment shall at all times be maintained and preserved at a level sufficient to properly operate the business of the Borrower and (ii) promptly inform the Secured Party of all additions to and deletions from Machinery and Equipment having a book value in excess of $50,000 and (b) shall not, without the prior written consent of the Secured Party, permit any Machinery and Equipment acquired after the Agreement Date to become a fixture to any real estate, or an accession to any other personal property, in either case not constituting part of the Collateral, if the greater of the depreciated book or fair market value thereof.

        Section 4.31  No Dispositions of Machinery and Equipment.  The Pledgor
                      ------------------------------------------
shall not sell, lease, transfer or otherwise dispose of any Machinery and Equipment or any interest therein, except for sales of any thereof no longer useful in the operation of the Pledgor's business.

        Section 4.32  Evidence of Ownership of Machinery and Equipment.  The
                      ------------------------------------------------
Pledgor shall, upon request by the Secured Party, deliver to the Secured Party evidence of ownership of any of the

Machinery and Equipment, including certificates of title and bills of sale.

        F.  Securities and Instruments.
            --------------------------

        Section 4.33  Status of Securities and Instrument Collateral.  (a)  The
                      ----------------------------------------------
Pledgor represents and warrants that (i) so long as any Securities and Instrument Collateral is subject to the Security Interest, such Securities and Instrument Collateral shall be duly authorized, validly issued, fully paid and non-assessable and (ii) as of the Agreement Date, the Pledgor owns no Securities and Instrument Collateral.

                (b) The Pledgor agrees that it will take all steps necessary, including the purchase of shares of capital stock and other units of ownership interests, so that the respective percentages that the shares of capital stock or other units of ownership interests that constitute Securities and Instrument Collateral are of the outstanding shares or other units of such capital stock or ownership interests shall not at any time be less than the respective percentages of Pledgor's ownership at the time it acquires such Securities and Instrument Collateral.

        Section 4.34  Certain Rights of Secured Party and Pledgor.  (a)  At any
                      -------------------------------------------
time and from time to time, the Secured Party may, and is hereby authorized to, transfer into or register in its name or the name of its nominee any or all of the Securities and Instrument Collateral. The Pledgor shall promptly give the Secured Party copies of all notices and other communications received by the Pledgor with respect to any Securities and Instrument Collateral registered in the name of the Pledgor.

                (b) During an Event of Default, the Secured Party, after a notice to the Pledgor that it intends to exercise its rights under this Section 4.34(b), may, from time to time, in its own or the Pledgor's name, exercise any and all rights, powers and privileges with respect to the Securities and Instrument Collateral, and with the same force and effect, as could the Pledgor.

                (c) Unless and until the Secured Party exercises its rights under Section 4.34(b), the Pledgor may, with respect to any of the Securities and Instrument Collateral, if the Pledgor shall have given the Secured Party not less than five Business Days' written notice of the particular action to be taken, vote and give consents, ratifications and waivers with respect thereto, except to the extent that any such would (i) be for a purpose that would constitute or result in a Default or (ii) in the sole judgment of the Secured Party, detract from the value thereof as Collateral, and from time to time, upon request from the Pledgor, the Secured Party shall deliver to the Pledgor suitable proxies so that the Pledgor may cast such votes, consents, ratifications and waivers. Each such request from the Pledgor shall constitute a Representation and Warranty by the Pledgor hereunder that no Default exists or would result therefrom.

        Section 4.35  No Amendments, etc., of Securities and Instrument
                      -------------------------------------------------
Collateral.  Subject to Section 4.34(c), the Pledgor shall not make or consent
----------
to any amendment or other modification or waiver with respect to the Securities and Instrument Collateral or enter into or permit to exist any restriction with respect to any rights under the Securities and Instrument Collateral other than restrictions arising under the Loan Documents.

        Section 4.36  No Disposition of Securities and Instrument Collateral.
                      ------------------------------------------------------
The Pledgor shall not, sell, lease, transfer or otherwise dispose of any Securities and Instruments Collateral or any interest therein.

                                   ARTICLE 5

                               EVENT OF DEFAULT
                                ----------------

        During an Event of Default, and in each such case:

        A.  Proceeds.
            --------

        Section 5.1  Application of Proceeds.  All cash proceeds received by the
                     -----------------------
Secured Party upon any sale of, collection of, or other realization upon, all or any part of the Collateral and all cash held by the Secured Party as Collateral shall, subject to the Secured Party's right to continue to hold the same as cash Collateral, be applied as follows or as the Secured Party may decide, in its sole discretion:

                First: To the payment of all out-of-pocket costs and expenses incurred in connection with the sale of or other realization upon Collateral, including attorneys' fees and disbursements;

                Second: To the payment of the Secured Obligations in such order as the Secured Party may elect (with the Pledgor remaining liable for any deficiency to the extent such deficiency represents an unpaid or otherwise unsatisfied Liability of the Pledgor under the Collateral Documents); and

                Third: To the extent of the balance (if any) of such proceeds, to the payment to the Pledgor, subject to Applicable Law and to any duty to pay such balance to the holder of any subordinate Lien in the Collateral.

        B.  Remedies.
            --------

        Section 5.2  General.  (a)  Use of Premises and Intellectual Property.
                     -------        -----------------------------------------
The Secured Party may (i) enter the Pledgor's premises and, until the Secured Party completes the enforcement of its rights in the Collateral, take exclusive possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and the Machinery and Equipment for the purpose of (A) completing any work in process, preparing Collateral for disposition and disposing thereof and (B) collecting Collateral Obligations, and
(ii) in the exercise of its rights under this Agreement, use the Pledgor's Intellectual Property to the extent of the rights of the Pledgor therein, and the Pledgor hereby grants a license to the Secured Party for such purpose, subject to the consent, if required, of any licensor, franchisor or other third Person.

                (b)  Directors, Officers and Employees.  The Secured Party may
                     ---------------------------------
retain the Pledgor's directors, officers and employees, in each case upon such terms as the Secured Party and any such

Person may agree, notwithstanding the provisions of any employment, confidentiality or non-disclosure agreement between any such Person and the Pledgor and the Pledgor hereby waives its rights under any such agreement and consents to each such retention.

                (c)  Power of Sale.  The Secured Party (i) may sell the
                     -------------
Collateral in one or more parcels at public or private sale, at any of its offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as it may deem commercially reasonable, (ii) shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and (iii) may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                (d)  Foreclosure.  The Secured Party, instead of exercising the
                     -----------
power of sale conferred upon it by Section 5.2(c) and Applicable Law, may proceed by a suit or suits at law or in equity to foreclose the Security Interest and sell the Collateral, or any portion thereof, under a judgment or a decree of a court or courts of competent jurisdiction.

                (e)  Receiver.  The Secured Party may obtain the appointment of
                     --------
a receiver of the Collateral and the Pledgor consents to and waives any right to notice of such appointment.

                (f)  Bank Accounts.  The Secured Party may, with respect to
                     -------------
Bank Accounts, do either or both of the following:

(i) exercise dominion and control over, and refuse to permit further withdrawals and transfers (including withdrawals and transfers of cash, securities, instruments and other property) from such accounts and continue to hold them as part of the Collateral and (ii) exercise all other rights hereunder with respect thereto and with respect to the property that is credited to such accounts that the Secured Party could exercise with respect to any other Collateral.

        Section 5.3  Collateral Proceeds.  (a)  Collections by Pledgor.  The
                     -------------------        ----------------------
Secured Party may, by notice to the Pledgor, direct it to, and thereupon the Pledgor shall, receive all proceeds of Collateral in trust for the Secured Party, not commingle the same with any other property or funds of the Pledgor and, unless the Secured Party shall have otherwise instructed the Pledgor, deliver or cause to be delivered all such proceeds in the exact form received, together with any necessary endorsements, to the Secured Party or to such Person or Persons as the Secured Party may designate.

                (b)  Notification.  The Secured Party may notify, or request
                     ------------
the Pledgor to notify, in writing or otherwise, (i) each Collateral Debtor to make payment directly to the Secured Party and (ii) each Lockbox Bank and each other Person maintaining any similar arrangement to hold or otherwise dispose of all amounts then or thereafter credited to, deposited in or made subject to the applicable Lockbox Account or other arrangement as the Secured Party may direct. If, notwithstanding the giving of any notice, any such Person shall make payments to the Pledgor, the Pledgor shall hold all such payments it receives in trust for the Secured Party, without commingling the same with other funds or property of the Pledgor or any other Person, and shall deliver the same to the Secured Party immediately upon receipt by the Pledgor in the identical form received, together with any necessary endorsements.

                (c)  Secured Party's Rights with Respect to Proceeds and Other
                     ---------------------------------------------------------
Collateral.  All payments and other deliveries received by or for the account of
----------
the Secured Party from time to time pursuant to Section 5.3(a) or (b), together with the proceeds of all other Collateral from time to time held by or for the account of the Secured Party (whether as a result of the exercise by the Secured Party of its rights under Section 5.6 or Section 5.2(c) or (d), pursuant to a Lockbox Agreement or otherwise) and all Bank Accounts (including all amounts credited from time to time thereto and all cash, securities, instruments and other property represented by such credits) may, at the election of the Secured Party, (i) be or continue to be held by the Secured Party, or any Person designated by the Secured Party to receive or hold the same, as Collateral,
(ii) be applied as provided in Section 5.1 or (iii) be disposed of as provided in Section 5.6 and Section 5.2(c) and (d).

                (d)  Enforcement by Secured Party.  The Secured Party may,
                     ----------------------------
without notice to the Pledgor and at such time or times as the Secured Party in its sole discretion may determine, exercise any or all of the Pledgor's rights in, to and under, or in any way connected with or related to, any or all of the Collateral, including (i) demanding and enforcing payment and performance of, and exercising any or all of the Pledgor's rights and remedies with respect to the collection, enforcement or prosecution of, any or all of the Collateral Obligations, in each case by legal proceedings or otherwise, (ii) settling, adjusting, compromising, extending, renewing, discharging and releasing any or all of, and any legal proceedings brought to collect or enforce any or all of, the Collateral Obligations, (iii) preparing, filing and signing the name of the Pledgor on (A) any proof of claim or similar document to be filed in any bankruptcy or similar proceeding involving any Collateral Debtor and (B) any notice of lien, assignment or satisfaction of lien, or similar document in connection with any Collateral Obligation, and (iv) using the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Collateral Obligations to which the Pledgor has access.

                (e)  Adjustments.  The Secured Party may settle or adjust
                     -----------
disputes and claims directly with Collateral Debtors for amounts and on terms that the Secured Party considers advisable and in all such cases only the net amounts received by the Secured Party in payment of such amounts, after deduction of out-of-pocket costs and expenses of collection, including reasonable attorney's fees, shall be subject to the other provisions of this Agreement. The Pledgor shall have no further right under Section

4.13, Section 4.19 or otherwise to make any such settlements or adjustments or to accept any returns of merchandise.

        Section 5.4  Inventory; Machinery and Equipment.  (a)  Entry.  The
                     ----------------------------------        -----
Secured Party may enter upon any premises in which any Inventory or Machinery and Equipment may be located and take, or place custodians in, exclusive, physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Secured Party shall choose.

                (b)  Assembly.  Upon the request of the Secured Party, the
                     --------
Pledgor shall assemble the Inventory and the Machinery and Equipment and maintain or deliver it into the possession of the Secured Party or of any other Person designated by the Secured Party at such place or places as the Secured Party or such other Person may designate and as are reasonably convenient to both the Secured Party or such other Person and the Pledgor.

                (c)  Warehousing.  The Secured Party may cause any or all of the
                     -----------
Inventory and the Machinery and Equipment to be placed in a public or field warehouse.

        Section 5.5  Intellectual Property.  The Secured Party may exercise any
                     ---------------------
or all of the Pledgor's rights in, to and under, or in any way connected with or related to, any or all Intellectual Property, including (a) pursuing any or all pending Intellectual Property applications and (b) on a worldwide or such other basis as the Secured Party may determine, granting or issuing exclusive and non-exclusive licenses relating to any or all of the Intellectual Property.

        Section 5.6  Securities and Instrument Collateral.  (a)  Registration
                     ------------------------------------        ------------
and Indemnification.  If the Secured Party elects to sell or otherwise dispose
-------------------
of any Securities and Instrument Collateral, the Pledgor shall, if it controls the issuer or if it otherwise has the right to effect such registration, and if the Secured Party deems such registration to be desirable, (i) cause the same to be registered under the Securities Act of 1933, as amended and take all other action, including complying with the "blue sky" or securities laws of the several States and delivering to the Secured Party appropriate quantities of prospectuses, necessary or appropriate so as to permit the public sale or other disposition thereof by the Secured Party in such jurisdictions as the Secured Party may select, and (ii) indemnify, in the form then customary, all Persons that are underwriters (whether statutory or otherwise) and all Affiliates of all such Persons, in connection with such sale or disposition, such indemnity, to the extent applicable to the Secured Party, to be in addition to and supplementary of (and not to be construed as being in derogation of) that afforded the Secured Party under Section 8.2 of the Credit Agreement.

                (b)  Restricted Offering Dispositions.  Whether or not the
                     --------------------------------
Pledgor controls the issuer or otherwise has the right to effect the registrations and compliances referred to in Section 5.6(a) and as an alternative to its rights thereunder, in connection with any sale of any of the Securities and Instrument Collateral, the Secured Party may, at its election, comply with any limitation or restriction (including any restrictions on the number of prospective bidders and purchasers or any requirement that they have certain qualifications or that they represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Securities and Instrument Collateral) as it may be advised by counsel is necessary in order to avoid any violation of Applicable Law or to obtain any Governmental Approval, and such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Secured Party be liable nor accountable to the Pledgor for any discount allowed by reason of the fact that such Securities and Instrument Collateral is sold in compliance with any such limitation or restriction.

                                   ARTICLE 6

                                 MISCELLANEOUS
                                 -------------

        Section 6.1  Expenses of Pledgor's Agreements and Duties.  The terms,
                     -------------------------------------------
conditions, covenants and agreements to be observed or performed by the Pledgor under the Collateral Documents shall be observed or performed by it at its sole cost and expense.

        Section 6.2  Secured Party's Right to Perform on Pledgor's Behalf.  If
                     ----------------------------------------------------
the Pledgor shall fail to observe or perform any of the terms, conditions, covenants and agreements to be observed or performed by it under the Collateral Documents, the Secured Party may (but shall not be obligated to) do the same or cause it to be done or performed or observed, either in its name or in the name and on behalf of the Pledgor, and the Pledgor hereby authorizes the Secured Party so to do.

        Section 6.3  Secured Party's Right to Use Agents and to Act in Name of
                     ---------------------------------------------------------
Pledgor.  The Secured Party may exercise its rights and remedies under the
-------
Collateral Documents through an agent or other designee and, in the exercise thereof, the Secured Party or any such other Person may act in its own name or in the name and on behalf of the Pledgor.

        Section 6.4  No Interference, Compensation or Expense.  The Secured
                     ----------------------------------------
Party may exercise its rights and remedies under the Collateral Documents (a) without resistance or interference by the Pledgor, (b) without payment of any rent, license fee or compensation of any kind to the Pledgor and (c) for the account, and at the expense, of the Pledgor.

        Section 6.5  Limitation of Secured Party's Obligations with Respect to
                     ---------------------------------------------------------
Collateral.  (a)  The Secured Party shall have no obligation to protect or
----------
preserve any Collateral or to preserve rights pertaining thereto other than the obligation to use reasonable care in the custody and preservation of any Collateral in its actual possession. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property. The Secured Party shall be relieved of all responsibility for any Collateral in its possession upon surrendering it, or tendering surrender of it, to the Pledgor.

                (b) Nothing contained in the Collateral Documents shall be construed as requiring or obligating the Secured Party, and the Secured Party shall not be required or obligated, to (i) make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action, with respect to any Collateral Obligation or any other Collateral or the monies due or to become due thereunder or in connection therewith, (ii) ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders, offers or other matters relating to any Collateral, whether or not the Secured Party has or is deemed to have knowledge or notice thereof, (iii) take any necessary steps to preserve rights against any prior parties with respect to any Collateral or
(iv) notify the Pledgor of any decline in the value of any Collateral.

        Section 6.6  Rights of Secured Party under Uniform Commercial Code and
                     ---------------------------------------------------------
Applicable Law.  The Secured Party shall have, with respect to the Collateral,
--------------
in addition to all of its rights and remedies under the Collateral Documents,
(a) the rights and remedies of a secured party under the Uniform Commercial Code, whether or not the Uniform Commercial Code would otherwise apply to the Collateral in question, and (b) the rights and remedies of a secured party under all other Applicable Law.

        Section 6.7  Waivers of Rights Inhibiting Enforcement.  The Pledgor
                     ----------------------------------------
waives (a) any claim that, as to any part of the Collateral, a public sale, should the Secured Party elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) the right to assert in any action or proceeding between it and the Secured Party any offsets or counterclaims that it may have, (c) except as otherwise provided in any of the Collateral Documents, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY'S TAKING POSSESSION OR DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF THE SECURED PARTY'S RIGHTS HEREUNDER, (d) all rights of redemption, appraisement, valuation, stay and extension or moratorium and (e) all other rights the exercise of which would, directly or indirectly, prevent, delay or inhibit the enforcement of any of the rights or remedies under the Collateral Documents or the absolute sale of the Collateral, now or hereafter in force under any Applicable Law, and the Pledgor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waive the benefit of all such laws and rights.

        Section 6.8  Power of Attorney.  (a)  In addition to the other powers
                     -----------------
granted the Secured Party by the Pledgor under the Collateral Documents, the Pledgor hereby appoints the Secured Party, and any other Person that the Secured Party may designate, as the Pledgor's attorney-in-fact to act, in the name, place and stead of the Pledgor in any way in which the Pledgor itself could do, with respect to each of the following: (i) during an Event of Default, endorsing the Pledgor's name on (A) any checks, notes, acceptances, money orders, drafts or other forms of payment, (B) any proxies, documents, instruments, notices, freight bills, bills of lading or other documents or agreements relating to the Collateral, (C) schedules and assignments of Collateral Obligations and (D) notices of assignment, financing statements and other public records; (ii) claiming for, adjusting, and instituting legal proceedings to collect, any amounts payable under insurance, and applicable loss payable endorsements, required to be maintained under any of the Collateral Documents; (iii) taking any actions or exercising any rights, powers or privileges that the Pledgor is entitled to take or exercise and that, under the terms of any of the Collateral Documents, the Secured Party is authorized to take or exercise; (iv) doing or causing to be done any or all things necessary or, in the determination of the Secured Party, desirable to observe or perform the terms, conditions, covenants and agreements to be observed or performed by the Pledgor under the Collateral Documents and otherwise to carry out the provisions of the

Collateral Documents; and (v) during an Event of Default, notifying the post office authorities to change the address for delivery of the Pledgor's mail to an address designated by the Secured Party, and receiving, opening and disposing of all mail addressed to the Pledgor (with all mail not constituting, evidencing or relating to the Collateral to be forwarded by the Secured Party to the Pledgor). The Pledgor hereby ratifies and approves all acts of the attorney.

                (b) To induce any third Person to act under this Section 6.8, the Pledgor hereby agrees that any third Person receiving a duly executed copy or facsimile of this Agreement may act under this Section 6.8, and that the termination of this Section 6.8 shall be ineffective as to such third Person unless and until actual notice or knowledge of such termination shall have been received by such third Person, and the Pledgor, on behalf of itself and its successors and assigns, hereby agrees to indemnify and hold harmless any such third Person from and against any and all claims that may arise against such third Person by reason of such third Person having relied on the provisions of this Section 6.8.

        Section 6.9  Termination of Security Interest.  The Security Interest
                     --------------------------------
and all of the Pledgor's obligations under Articles 1, 4 and 5 shall terminate upon (a) the occurrence of the Repayment Date and (b) (i) the execution and delivery to the Secured Party of a release, in form and substance satisfactory to it, of all Loan Document Related Claims that the Pledgor may have against the Indemnified Persons under the facts existing at such time, whether or not known or knowable, and (ii) the discharge, dismissal with prejudice, settlement, release or other termination of any other Loan Document Related Claims that may be pending or threatened against the Indemnified Persons.

        Section 6.10  Notices and Deliveries.  No notice shall be effective
                      ----------------------
under Section 4.1(a), (b) or (c), Section 4.25(b)(i) or Section 4.30(a)(ii) unless it is specifically designated, in the case of a notice under Section 4.1(a), "Notice of Change of Executive Office and Books and Records", in the case of a notice under Section 4.1(b), "Notice of Change of Name, Identity or Corporate Structure" and, in the case of a notice under Section 4.1(c), "Notice of New Trade Name, Trade Style or Invoice", in the case of a notice under
Section 4.25(b)(i), unless it is specifically designated "Notice of Change of Location of Inventory" and, in the case of a notice under Section 4.30(a)(ii), unless it is specifically designated "Notice of Additions to or Deletions from Machinery and Equipment".

        Section 6.11  Payments by the Pledgor.  (a)  No Reductions.  All
                      -----------------------        -------------
payments due to the Secured Party under the Collateral Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Pledgor thereunder, shall be made, observed or performed by the Pledgor without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether, in any case, in respect of an obligation owed by the

Secured Party to the Pledgor, the Borrower or any guarantor and, in the case of a counterclaim, whether sounding in tort, contract or otherwise) or Tax, except for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

                (b)  Taxes.  (i)  If any Tax is required to be withheld or
                     -----
deducted from, or is otherwise payable by the Pledgor in connection with, any payment to the Secured Party under the Collateral Documents, the Pledgor (A) shall, if required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (B) shall pay to the Secured Party such additional amounts as may be necessary so that the net amount received by the Secured Party with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted, is equal to the full amount payable under the Collateral Documents. If any Tax is withheld or deducted from, or is otherwise payable by the Pledgor in connection with, any payment payable to the Secured Party under the Collateral Documents, the Pledgor shall, as soon as possible after the date of such payment, furnish to the Secured Party the original or a certified copy of a receipt for such Tax from the applicable taxing authority. If any payment due to the Secured Party under the Collateral Documents is or is expected to be made without withholding or deducting therefrom, or otherwise paying in connection therewith, any Tax payable to any taxing authority, the Pledgor shall, within 30 days after any request from the

Secured Party, furnish to the Secured Party a certificate from such taxing authority, or an opinion of counsel acceptable to the Secured Party, in either case stating that no Tax payable to such taxing authority was or is, as the case may be, required to be withheld or deducted from, or otherwise paid by the Pledgor in connection with, such payment.

                        (ii) The Pledgor shall, promptly upon request by the Secured Party for the payment thereof, pay to the Secured Party (A) all Taxes (other than Bank Taxes) payable by the Secured Party with respect to any payment due to the Secured Party under the Collateral Documents and (B) all Taxes (including Bank Taxes) payable by the Secured Party as a result of payments made by the Pledgor (whether made to a taxing authority or to the Secured Party) pursuant to Section 6.11(c)(i) or
        (ii).

                        (iii) Notwithstanding anything to the contrary contained herein, the Pledgor shall not be required to pay any additional amount in respect of withholding of United States income taxes or United States backup withholding tax pursuant to Section 6.11(c)(i) or (ii) to the Secured Party (1) except to the extent United States federal income taxes or United States backup withholding tax, as the case may be, is required to be withheld as a result of a Regulatory Change or (2) to the extent such withholding is required because the Bank has failed to submit any form or certificate that it is entitled to so submit under Applicable Law.

                (c)  Authorization to Charge Bank Accounts.  The Pledgor hereby
                     -------------------------------------
authorizes the Secured Party, if and to the extent any amount payable by the Pledgor under the Collateral Documents is not otherwise paid when due, to charge such amount against any or all of the Bank Accounts, with the Pledgor remaining liable for any deficiency.

                (d)  Extension of Payment Dates.  Whenever any payment to the
                     --------------------------
Secured Party under the Collateral Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, such payment shall instead be due on the next succeeding Business Day. If the date any payment under the Collateral Documents is due is extended (whether by operation of any Collateral Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

        Section 6.12  Governing Law.  The Collateral Documents shall be
                      -------------
construed in accordance with and governed by the laws of the State of New York.

        Section 6.13  LIMITATION OF LIABILITY.  NEITHER THE SECURED PARTY NOR
                      -----------------------
ANY OTHER INDEMNIFIED PERSON SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR: ANY LOSS OR DAMAGE SUSTAINED BY THE PLEDGOR, OR ANY LOSS, DAMAGE, DEPRECIATION OR OTHER DIMINUTION IN THE VALUE OF ANY COLLATERAL, THAT MAY OCCUR AS A RESULT OF, IN

CONNECTION WITH, OR THAT IS IN ANY WAY RELATED TO ANY EXERCISE OF ANY RIGHT OR REMEDY UNDER THE COLLATERAL DOCUMENTS, EXCEPT FOR ANY SUCH LOSS, DAMAGE, DEPRECIATION OR DIMINUTION TO THE EXTENT THAT THE SAME IS DETERMINED BY A JUDGMENT OF A COURT THAT IS BINDING ON THE PLEDGOR AND THE SECURED PARTY OR SUCH OTHER INDEMNIFIED PERSON, AS APPLICABLE, FINAL AND NOT SUBJECT TO REVIEW ON APPEAL, TO BE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE SECURED PARTY OR SUCH OTHER INDEMNIFIED PERSON CONSTITUTING (x) WILLFUL MISCONDUCT, (y) KNOWING VIOLATIONS OF LAW OR (z) SUCH PERSON'S FAILURE TO OBSERVE ANY OTHER STANDARD APPLICABLE TO IT UNDER ANY OF THE OTHER PROVISIONS OF THE COLLATERAL DOCUMENTS OR, BUT ONLY TO THE EXTENT NOT WAIVABLE THEREUNDER, APPLICABLE LAW.

        Section 6.14  Counterparts.  Each Collateral Document may be signed in
                      ------------
any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

        Section 6.15  Entire Agreement.  This Agreement embodies the entire
                      ----------------
agreement between the Pledgor and the Secured Party relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

        Section 6.16  Successors and Assigns.  All of the provisions of each
                      ----------------------
Collateral Document shall be binding upon and inure to the benefit of the parties thereto and their respective successors and assigns.

        Section 6.17  Delivery of Opinions Authorized.  The Pledgor hereby
                      -------------------------------
acknowledges and agrees that each Person that has rendered or may render an opinion, report or similar communication, including legal opinions and accountant's reports, to any Person in connection with the Collateral Documents, has been and is hereby authorized and directed to so deliver such opinion, report or communication.

                                   ARTICLE 7

                                INTERPRETATION
                                --------------

        Section 7.1  Definitional Provisions.  (a)  Certain Terms Defined by
                     -----------------------        ------------------------
Reference.  (i)  Except where the context clearly indicates a different meaning,
---------
all terms defined in Article 1, 8 or 9 of the Uniform Commercial Code, as in effect on the date of this Agreement, are used herein with the meanings therein ascribed to them; such terms include "account", "chattel paper", "deposit account", "document", "equipment", "general intangibles", "goods", "instrument", "inventory", "money", "proceeds" and "security interest". In addition, the terms "account", "collateral" and "security interest", when capitalized, have the meanings specified in subsection (b) below and the term "deposit account" includes an account evidenced by a certificate of deposit.

                        (ii) Except in the case of "Agreement", "Agreement Date", "Collateral", "Permitted Lien", "Representation and Warranty" and "Security Interest" and as otherwise specified herein, all terms defined in the Credit Agreement are used herein with the meanings therein ascribed to them.

                (b)  Other Defined Terms.  For purposes of this Agreement:
                     -------------------

                "Account" means a Receivable that represents the present right
                 -------
to payment for goods sold or leased or for services rendered, in each case in the ordinary course of business, but does not include Current Key Master Receivables or Long-term Key Master Receivables.

                "Account Proceeds" means proceeds of an Account other than an
                 ----------------
Account representing the sale or other disposition of Machinery and Equipment pursuant to Section 4.31.

                "Agreement" means this Agreement, including all schedules,
                 ---------
annexes and exhibits hereto.

                "Agreement Date" means the date set forth as such on the last
                 --------------
signature page hereof.

                "Balance Sheet" means the balance sheet of the Pledgor attached
                 -------------
hereto as Schedule 3.2.
          ------------

                "Bank Account" means (i) a deposit, custody, or other account
                 ------------
(whether, in any case, time or demand or interest or non-interest bearing and whether maintained at a branch or office located within or without the United States) of the Pledgor with the Secured Party or any Affiliate of the Secured Party, (ii) all amounts from time to time credited to such account, (iii) all cash, securities, instruments, documents, chattel paper, general intangibles, accounts and other property from time to time credited to such account or representing investments and reinvestments of amounts from time to time credited to such account and (iv) all interest, principal payments, dividends and other distributions payable on or with respect to, and all proceeds of, (A) all property so credited or representing such investments and reinvestments and
(B) such account.

                "Collateral" means the Pledgor's interest (WHATEVER IT MAY BE)
                 ----------
in each of the following, IN EACH CASE WHETHER NOW OR HEREAFTER EXISTING OR NOW OWNED OR HEREAFTER ACQUIRED BY THE PLEDGOR AND WHETHER OR NOT THE SAME IS NOW CONTEMPLATED, ANTICIPATED OR FORESEEABLE, is subject to Article 8 or 9 of the Uniform Commercial Code or constitutes Collateral by reason of one or more than one of the following clauses, AND WHEREVER THE SAME MAY BE
LOCATED:

                        (i)     all Receivables;

                       (ii)     all General Intangibles;

                      (iii)     all Inventory;

                       (iv)     all Machinery and Equipment;

                        (v)     all Securities and Instrument Collateral;

                       (vi)     all Bank Accounts;

                      (vii)     all Lockbox Accounts;

                     (viii) all books, records, ledgercards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by the Pledgor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

                       (ix) all goods and other property, whether or not delivered, (A) the sale, lease or furnishing of which gives or purports to give rise to any Receivable, including all merchandise returned or rejected by or repossessed from customers, or (B) securing any Receivable, including all of the Pledgor's rights as an unpaid vendor or lienor, including stoppage in transit, replevin and reclamation with respect to such goods and other properties;

                        (x)     all documents of title, policies and
certificates of insurance, securities, chattel paper and other documents or instruments evidencing or pertaining to any Collateral;

                       (xi) all guaranties, Liens on real or personal property, leases and other agreements and property that in any way secure or relate to any Collateral, or are acquired for the purpose of securing and enforcing any item thereof;

                      (xii) all claims (including the right to sue or otherwise recover on such claims) (A) to items referred to in the definition of Collateral, (B) under warranties relating to any Collateral and (C) against third parties for (1) (aa) loss, destruction, requisition, confiscation, condemnation, seizure, forfeiture or infringement of, or damage to, any Collateral, (bb) payments due or to become due under leases, rentals and hires of any Collateral, and (cc) proceeds payable under or unearned premiums with respect to policies of insurance relating to, any

Collateral and (2) breach of any Contract constituting Collateral; and

                     (xiii) all products and proceeds of Collateral in whatever form. The inclusion of "proceeds" of Collateral in the definition of "Collateral" shall not be deemed a consent by the Secured Party to any sale or other disposition of any Collateral not otherwise specifically permitted by the terms hereof.

                "Collateral Debtor" means a Person (including an issuer of any
                 -----------------
share of capital stock or other unit of ownership interest constituting Securities and Instrument Collateral) obligated on, bound by, or subject to, a Collateral Obligation.

                "Collateral Document Related Claim" means any claim (whether
                 ---------------------------------
civil, criminal or administrative and whether arising under any Applicable Law, including any "environmental" or similar law, or sounding in tort, contract or otherwise) in any way arising out of, related to, or connected with, (i) the Collateral Documents, (ii) the relationships established thereunder, (iii) or the exercise of any right or remedy available thereunder or under Applicable Law or (iv) the Collateral, whether such claim arises or is asserted before or after the Agreement Date or before or after the release of the Security Interest.

                "Collateral Documents" means (i) this Agreement and (ii) all
                 --------------------
other agreements, documents and instruments related to, arising out of, or in any way connected with, (A) this Agreement, (B) any other agreement, document or instrument referred to in this clause (ii), or (C) any of the transactions contemplated by this Agreement or any such other agreement, document or instrument, in each case whether now or hereafter executed.

                "Collateral Obligation" means a Liability constituting part of
                 ---------------------
the Collateral and includes any such constituting or arising under any Receivable, General Intangible or Securities and Instrument Collateral.

                "Credit Agreement" means the Credit Agreement, dated as of the
                 ----------------
date hereof, between the Secured Party and the Pledgor.

                "Distribution Collateral" means (i) all Distributions on or in
                 -----------------------
respect of (A) the instruments and securities listed on Schedule 4.33(a) or (B)
                                                        ----------------
any instruments, securities or property that constitute Distribution Collateral by virtue of any provision of this definition, including this clause (i)(B) and
(ii) all other instruments or securities and other property issued with respect to or in exchange for (A) the instruments or securities listed on Schedule
                                                                  --------
4.33(a) or (B) any instruments, securities or other property that constitute
-------
Distribution Collateral by virtue of any provision of this definition, including this clause (ii)(B) (whether, in either case, upon conversion of convertible securities included therein or through stock split, spin-off, reclassification, merger, consolidation, sale of assets, combination of shares or otherwise).

                "General Intangibles" means (i) all intangible, personal
                 -------------------
property of every kind, nature and description including (A) rights to the payment or receipt of money or other forms of consideration of any kind at any time now or hereafter owing, (B) claims for tax refunds, (C) causes of action, whether sounding in tort, contract, patent infringement or otherwise and whether or not currently in litigation, (D) judgments, (E) Intellectual Property, (F) inventions, (G) trade secrets, (H) designs, (I) goodwill, (J) licenses, (K) franchises, (L) customer lists and (M) corporate and other business records, and
(ii) all tangible, personal property in the nature of documents, records and the like, constituting, evidencing or otherwise relating to any such intangible personal property, but excluding any property that otherwise constitutes Collateral.

                "Intellectual Property" means (i) (A) patents and patent rights,
                 ---------------------
(B) trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature, together with, in the case of each item referred to in or contemplated by clauses (A), (B) or (C), the goodwill of the business connected with the use of or symbolized by the same, and (C) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (ii) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (i), and
(iii) rights relating to any Intellectual Property referred to in clause (i) or
(ii), including rights under applications (whether pending under the laws of the United States or any other country) or licenses relating thereto.

                "Inventory" means (i) all inventory, including (A) all goods
                 ---------
held for sale or lease or to be furnished under contracts of service or furnished under such contracts, (B) all work in process and (C) all raw materials and other materials and supplies of every nature and description used or that might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such inventory or otherwise used or consumed in the Pledgor's business, and (ii) all documents evidencing and general intangibles relating to any of the foregoing.

                "Lockbox Account" means a deposit account maintained pursuant
                 ---------------
to a Lockbox Agreement.

                "Lockbox Agreement" means a lockbox agreement in form and
                 -----------------
substance satisfactory to the Bank in its sole and absolute discretion.

                "Machinery and Equipment" means (i) all machinery, equipment,
                 -----------------------
spare parts, tools, furniture, furnishings and instruments of conveyance, including aircraft, vessels and automotive vehicles, (ii) all other goods except goods that constitute General Intangibles by virtue of clause (ii) of the definition thereof or Inventory and (iii) all replacements and substitutions for, and all accessions to, the foregoing, in each case wherever located and whether or not the same constitutes a "fixture".

                "Ordinary Distributions" means cash dividends to the extent paid
                 ----------------------
out of retained earnings, and interest paid in cash, in each case with respect to Securities and Instrument Collateral, except to the extent that any such dividend is made in connection with partial or total liquidation or a reduction of capital, or any such interest is penalty interest, or, in each case, to the extent the same is not in the ordinary course.

                "Pledgor" means TSI International Software Ltd., a Delaware
                 -------
corporation.

                "Questionnaire" means the Questionnaire in the form attached
                 -------------
hereto as Schedule 7.1 executed and delivered by the Pledgor to the Secured
          ------------
Party in connection with this Agreement.

                "Receivables" means all rights and claims to the payment or
                 -----------
receipt of money or other forms of consideration or compensation of any kind at any time now or hereafter owing or to be owing or claimed or that could be claimed to be owing (whether, if subject to the Uniform Commercial Code, classified thereunder as accounts, contract rights, chattel paper, general intangibles, instruments, securities or otherwise) including all such rights and claims in, to and under (i) (A) accounts, (B) contracts, including guaranties and contracts of insurance of all kinds, including credit and key-man life insurance, (C) letters of credit, (D) chattel paper, (E) notes, (F) drafts,
(G) instruments, (H) documents, (I) acceptances, (J) tax refunds, (K) judgments and (L) all other debts, obligations and liabilities in whatever form now or hereafter owing, and (ii) all causes of action, whether sounding in tort, contract or otherwise and whether or not currently in litigation.

                "Representation and Warranty" means each representation or
                 ---------------------------
warranty made pursuant to or under (i) Article 2, Article 3 or any other provision of this Agreement, (ii) any of the other Collateral Documents or (iii) any amendment to, or waiver of rights under, this Agreement or any of the other Collateral Documents, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR

WARRANTY REFERRED TO IN CLAUSE (i), (ii) OR (iii) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE PLEDGOR.

                "Secured Obligations" means all Liabilities of the Pledgor
                 -------------------
owing to, or in favor or for the benefit of, or purporting to be owing to, or in favor or for the benefit of, the Secured Party under the Loan Documents to which the Pledgor is a party or otherwise, in each case (i) WHETHER NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED and (ii) whether owing to, or in favor or for the benefit of, or purporting to be owing to, or in favor or for the benefit of, the Person that is the Secured Party as of the Agreement Date or that becomes the Secured Party by reason of any succession or assignment at any time thereafter.

                "Secured Party" means the Bank.
                 -------------

                "Securities and Instrument Collateral" means (i) all securities
                 ------------------------------------
and instruments listed on Schedule 4.33(a), (ii) all Distribution Collateral,
                          ----------------
(iii) all replacements and substitutions for any Collateral that constitutes (whether by virtue of clause (i) or (ii) or this clause (iii)) Securities and Instrument Collateral and (iv) the certificates, if any, representing the foregoing.

                "Security Interest" means the mortgages, pledges and assignments
                 -----------------
to the Secured Party of, the continuing security interest of the Secured Party in, and the continuing lien of the Secured Party upon, the Collateral intended to be effected by the terms of this Agreement or any of the other Collateral Documents.
                "Uniform Commercial Code" means the Uniform Commercial Code as
                 -----------------------
in effect from time to time in the State of New York.

        Section 7.2  Other Interpretative Provisions.  (a)  Except as otherwise
                     -------------------------------
specified herein, all references herein (i) to any Person shall be deemed to include such Person's successors and assigns, (ii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iii) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any instrument, any other instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

                (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

                (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

                (d) Any item or list of items set forth following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

                (e) Each power of attorney, license and other authorization in favor of the Secured Party or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

                (f) Except as otherwise indicated, any reference herein to the "Collateral", the "Secured Obligations", the "Loan Documents", the "Collateral Documents" or any other collective or plural term shall be deemed a reference to each and every item included within the category described by such collective or plural term, so that (i) a reference to the "Collateral" or the "Secured Obligations" shall be deemed a reference to any or all of the Collateral or the Secured Obligations, as the case may be, and (ii) a reference to the "obligations" of the Pledgor under the "Loan Documents" or the "Collateral Documents" shall be deemed a reference to each and every obligation under each and every Loan Document or Collateral Document, as the case may be, whether any such obligation is incurred under one, some or all of the Loan Documents or the Collateral Documents, as the case may be.

                (g) Except where the context clearly indicates a different meaning, references in this Agreement to Receivables, General Intangibles, Inventory, Machinery and Equipment and Intellectual Property means the same to the extent they constitute Collateral.

                (h) Except as otherwise specified therein, all terms defined in this Agreement shall have the meanings herein ascribed to them when used in the other Collateral Documents or any certificate, opinion or other document delivered pursuant hereto or thereto.

        Section 7.3  Representations and Warranties.  All Representations and
                     ------------------------------
Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

        Section 7.4  Captions.  Captions to Articles, Sections and subsections
                     --------
of, and Annexes, Schedules and Exhibits to, the Collateral Documents are included for convenience of reference only and shall not constitute a part of the Collateral Documents for any other purpose or in any way affect the meaning or construction of any provision of the Collateral Documents.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.


                                        TSI INTERNATIONAL SOFTWARE LTD.



                                        By /s/ Richard Bankosky
                                           -----------------------------
                                           Name:  Richard Bankosky
                                           Title: Vice President, Finance and
                                                   Administration,
                                                   Chief Financial Officer


                                        THE BANK OF NEW YORK



                                        By /s/ David Duffy
                                           -----------------------------
                                           Name:
                                           Title: Vice President


                                        Agreement Date: August 22, 1994
                                                       -----------------

                                                                   Schedule 1.3
                                                                   ------------

                          SCHEDULE OF REQUIRED ACTION


                Pursuant to, and without thereby limiting, its obligations under
Section 1.3, the Pledgor hereby agrees that it will:

                (a)  file UCC-1 financing statements in the form of Schedule
                                                                    --------
1.3(a);
-------

                (b) subject to the right of the Pledgor to receive from the Secured Party and temporarily retain the same for certain purposes pursuant to
Section 2.1(a)(ii), within five Business Days (or, during an Event of Default, such shorter period as the Secured Party may specify) after receipt by the Pledgor or any of its agents, deliver or caused to be delivered to the Secured Party, stamped, marked, endorsed or accompanied by such instruments of assignment as the Secured Party may specify, all instruments, chattel paper, certificated securities, letters of credit and documents evidencing or forming a part of the Collateral and not constituting Account Proceeds;

                (c) not permit any Collateral constituting securities to be credited to or held for its account with any financial intermediary unless the books of such financial intermediary on which such securities are credited are maintained within one of the 50 States of the United States or the District of Columbia and such financial intermediary has received notice from the Pledgor that all securities at any time credited to or held in such account are subject to the Security Interest;

                (d) not permit any Collateral to be deposited in or credited to a deposit, custody or other account, (whether, in any case, time or demand, or interest or non-interest bearing and whether maintained at a branch or office located within or without the United States) other than a deposit account that constitutes a Bank Account maintained with a principal that is a bank;

                (e) (i) (A) hold all money, checks, notes, drafts and other payments received by the Pledgor or any of its agents that constitute Collateral, including payments constituting Account Proceeds, in Bank Accounts containing only proceeds of Collateral and (B) cause all amounts so deposited to be maintained only in such accounts until expended;

                (f) in the case of any Collateral constituting Intellectual Property, cause a duly executed copy of Schedule 1.3(g)-A, - B or - C, as
                                        -----------------  ----   ---
appropriate, with respect thereto to be filed in the appropriate filing office;

                (g) at all times (i) mark its books and records as may be necessary or appropriate to evidence, protect and perfect the Security Interest and (ii) cause its financial statements to reflect the Security Interest in Collateral with respect to which perfection is not effected by public filing or recording.

                                                                Schedule 1.3(a)
                                                                ---------------

                              STANDARD FORM UCC-1

                              FINANCING STATEMENT



1.      Debtor: TSI International Software Ltd.
                45 Danbury Road
                Wilton, Connecticut  06897


2.      Secured Party:  The Bank of New York
                        123 Main Street
                        White Plains, New York  10602

3. "Collateral" as defined in Annex A attached hereto, whether now or hereafter existing or now owned or hereafter acquired, including Receivables (including all accounts, contract rights and other rights to payment); Inventory (including all finished goods, work-in-process and raw materials); General Intangibles; Machinery and Equipment (including all machinery, fixtures and attachments, accessories, components and parts installed therein or affixed thereto); Securities and Instrument Collateral (including all certificated and uncertificated securities and instruments); and proceeds of the foregoing (including, in the case of Securities and Instrument Collateral, all payments and distributions on or with respect thereto, whether constituting principal, interest or dividends).

Signature Lines:

        Debtor:  TSI International Software Ltd.

        Secured Party:  The Bank of New York

                     ANNEX A TO UCC-1 FINANCING STATEMENT


DEBTOR: TSI International Software Ltd.

SECURED PARTY:  The Bank of New York


                            COLLATERAL DESCRIPTION
                            ----------------------

                "Collateral" means the Debtor's interest (whatever it may be)
                 ----------
in each of the following, in each case whether now or hereafter existing or now owned or hereafter acquired by the Debtor and whether or not the same is now contemplated, anticipated or foreseeable, or constitutes Collateral by reason of one or more than one of the following clauses, and wherever the same may be located:

                (a)     all Receivables;

                (b)     all General Intangibles;

                (c)     all Inventory;

                (d)     all Machinery and Equipment;

                (e)     all Securities and Instrument Collateral;

                (f)     all Lockbox Accounts;

                (g) all books, records, ledgercards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by the Debtor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

                (h)     all goods and other property, whether or not delivered,
(i) the sale, lease or furnishing of which gives or purports to give rise to any Receivable, including all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including all of the Debtor's rights as an unpaid vendor or lienor, including stoppage in transit, replevin and reclamation with respect to such goods and other properties;

                (i) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents or instruments evidencing or pertaining to any Collateral;

                (j) all guaranties, liens on real or personal property, leases and other agreements and property that in any way secure or relate to any Collateral, or are acquired for the purpose of securing and enforcing any item thereof;

                (k)     all Bank Accounts;

                (l) all claims (including the right to sue or otherwise recover on such claims) (i) to items referred to in the definition of Collateral, (ii) under warranties relating to any Collateral, (iii) against third parties for (A) (1) loss, destruction, requisition, confiscation, condemnation, seizure, forfeiture or infringement of, damage to, (2) payments due or to become due under leases, rentals or hires of, and (3) proceeds payable under or unearned premiums with respect to policies of insurance relating to, any Collateral and (B) breach of any Contract constituting Collateral; and

                (m) all products and proceeds of Collateral in whatever form.

                            ADDITIONAL DEFINITIONS
                            ----------------------

        For purposes of this Annex A:

        "Agreement" means the Security Agreement, dated as of July 31, 1994,
         ---------
between the Debtor and the Secured Party, as amended from time to time.

        "Bank Account" means (a) a deposit, custody, or other account (whether,
         ------------
in any case, time or demand or interest or non-interest bearing and whether maintained at a branch or office located within or without the United States) of the Pledgor with the Secured Party or any Affiliate of the Secured Party, (b) all cash, securities, instruments, documents, chattel paper, general intangibles, accounts and other property from time to time credited to such account or representing investments and reinvestments of amounts from time to time credited to such account and (c) all interest, principal payments, dividends and other distributions payable on or with respect to, and all proceeds of, (i) all property so credited or representing such investments and reinvestments and (ii) such account.

        "Distributions" means Ordinary Distributions and Extraordinary
         -------------
Distributions; "Ordinary Distributions" means cash dividends to the extent paid
                ----------------------
out of retained earnings, and interest paid in cash, in each case with respect to Securities and Instrument Collateral, except to the extent that any such dividend is made in connection with partial or total liquidation or a reduction of capital, or any such interest is penalty interest, or, in each case, to the extent the same is not in the ordinary course; and "Extraordinary Distributions"
                                                    ---------------------------
means (in each case whether or not in cash) all dividends, interest, principal payments and other distributions (including cash and securities payable in connection with calls, conversions, redemptions and the like) on or in respect of, and all proceeds (including cash and securities receivable in connection with tender or other offers) of, Securities and Instrument Collateral other than Ordinary Distributions.

        "Distribution Collateral" means (a) all Distributions on or in respect
         -----------------------
of (i) the instruments and securities listed on Schedule 4.33(a) attached hereto
                                                ----------------
or to the Agreement or (ii) any instruments, securities or property that constitute Distribution Collateral by virtue of any provision of this definition, including this clause (a)(ii) and (b) all other instruments or securities and other property issued with respect to or in exchange for (i) the instruments or securities listed on Schedule
                                    --------

4.33(a) attached hereto or to the Agreement or (ii) any instruments, securities
-------
or other property that constitute Distribution Collateral by virtue of any provision of this definition, including this clause (b)(ii) (whether, in either case, upon conversion of convertible securities included therein or through stock split, spin-off, reclassification, merger, consolidation, sale of assets, combination of shares or otherwise).

        "General Intangibles" means (a) any and all intangible, personal
         -------------------
property of the Debtor of every kind, nature and description including (i) rights to the payment or receipt of money or other forms of consideration of any kind at any time now or hereafter owing or to be owed to the Debtor, (ii) claims for tax refunds, (iii) causes of action, whether sounding in tort, contract, patent infringement or otherwise and whether or not currently in litigation,
(iv) judgments, (v) Intellectual Property, (vi) inventions, (vii) trade secrets,
(viii) designs, (ix) goodwill, (x) licenses, (xi) franchises, (xii) customer lists and (xiii) corporate and other business records, and (b) all tangible, personal property in the nature of documents, records and the like, constituting, evidencing or otherwise relating to any such intangible personal property, but excluding any property that otherwise constitutes Collateral.

        "Intellectual Property" means (a) (i) patents and patent rights, (ii)
         ---------------------
trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature, in each case, together with the goodwill of the business connected with the use of or symbolized by the same, and (iii) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (b) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (a), and (c) rights relating to any Intellectual Property referred to in clause (a) or (b), including rights under applications (whether pending under the laws of the United States of America or any other country) or licenses relating thereto.

        "Inventory" means (a) all inventory, including (i) all goods held by the
         ---------
Debtor for sale or lease or to be furnished under contracts of service or furnished under such contracts; (ii) all work in process; and (iii) all raw materials and other materials and supplies of every nature and description used or that might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such inventory or otherwise used or consumed in the Debtor's business; and (b) all documents evidencing and general intangibles relating to any of the foregoing.

        "Machinery and Equipment" means (a) all machinery, equipment, spare
         -----------------------
parts, tools, furniture, furnishings and instruments of conveyance, including aircraft, vessels and automotive vehicles, (b) all other goods except goods that constitute General Intangibles by virtue of clause (b) of the definition thereof or Inventory, and (c) all replacements and substitutions for, and all accessions to, the foregoing, in each case wherever located and whether or not the same constitutes a "fixture".

        "Receivables" means all rights and claims to the payment or receipt of
         -----------
money or other forms of consideration or compensation of any kind at any time now or hereafter owing or to be owing or claimed or that could be claimed to be owing to the Debtor (whether classified under the Uniform Commercial Code as accounts, contract rights, chattel paper, general intangibles, instruments, securities or otherwise) including all such rights and claims in, to and under
(a) (i) accounts, (ii) contracts, including guaranties and contracts of insurance of all kinds, including credit and key-man life insurance, (iii) letters of credit, (iv) chattel paper, (v) notes, (vi) drafts, (vii) instruments, (viii) documents, (ix) acceptances, (x) tax refunds, (xi) judgment s and (xii) all other debts, obligations and liabilities in whatever form now or hereafter owing to the Debtor, and (b) all causes of action, whether sounding in tort, contract or otherwise and whether or not currently in litigation.

        "Securities and Instrument Collateral" means (a) all securities and
         ------------------------------------
instruments listed on Schedule 4.33(a) attached hereto or to the Agreement, (b)
                      ----------------
all Distribution Collateral, (c) all replacements and substitutions for any Collateral that constitutes (whether by virtue of clause (a) or (b) or this clause (c)) Securities and Instrument Collateral and (d) the certificates, if any, representing the foregoing.

        "Uniform Commercial Code" means the Uniform Commercial Code as in effect
         -----------------------
from time to time in the State of New York.

                   Some of the Collateral may be located at:

                                45 Danbury Road
                                Wilton, Connecticut 06897

                                Bannockburn Lake Office Plaza
                                2345 Wankegan Road
                                Bannockburn, Illinois  60015-1501

                                                               Schedule 1.3(g)-A
                                                               -----------------


                       MEMORANDUM OF SECURITY AGREEMENT
                       --------------------------------

                                    PATENTS
                                    -------

        Pursuant to a Security Agreement dated as of July 31, 1994 (the "Security Agreement"), TSI International Software Ltd., whose office is located at 45 Danbury Road, Wilton, Connecticut 06897 (the "Pledgor"), has granted to The Bank of New York, whose chief executive office is located at 123 Main Street, White Plains, New York 10602, as agent (the "Secured Party"), a continuing security interest in, and a continuing lien upon, all of Pledgor's right, title and interest in and to the patents and patent applications listed on the attached Schedule and all reissues, divisions, continuations, continuations-in-part, extensions and renewals thereof. Such security interest and lien can be terminated only in accordance with the terms of the Security Agreement.

Dated:  __________, 19__

                                                 TSI INTERNATIONAL SOFTWARE LTD.

                                                 By:_________________________
                                                    Name:
                                                    Title:

                                   SCHEDULE

                             Patent Registrations
                             --------------------

                                                                      Expiration
Title         Inventor(s)         Patent No.         Issue Date          Date
-----         -----------         ----------         ----------       ----------



                              Patent Applications
                              -------------------

                                             Application              Filing
Title             Inventor(s)                 Serial No.               Date
-----             -----------                -----------              ------

                                                               Schedule 1.3(g)-B
                                                               -----------------


                       MEMORANDUM OF SECURITY AGREEMENT
                       --------------------------------

                                  TRADEMARKS
                                  ----------

        Pursuant to a Security Agreement dated as of July 31, 1994 (the "Security Agreement"), TSI International Software Ltd., whose chief executive office is located at 45 Danbury Road, Wilton, Connecticut 06897 (the "Pledgor"), has granted to The Bank of New York, whose chief executive office is located at 123 Main Street, White Plains, New York 10602, as agent (the "Secured Party"), a continuing security interest in, and a continuing lien upon, all of Pledgor's right, title and interest in and to the trademarks and trademark applications listed on the attached Schedule, together with the goodwill connected with the use of and symbolized by each of such trademarks, and all renewals thereof.
Such security interest and lien can be terminated only in accordance with the terms of the Security Agreement.

Dated:  ___________, 19__

                                                 TSI INTERNATIONAL SOFTWARE LTD.

                                                 By:___________________________
                                                    Name:
                                                    Title:

                                   SCHEDULE


                            Trademark Registrations
                            -----------------------

Trademark                    Registration No.                  Registration Date
---------                    ----------------                  -----------------




                            Trademark Applications
                            ----------------------

Trademark                   Application Serial No.                   Filing Date
---------                   ----------------------                   -----------

                                                               Schedule 1.3(g)-C
                                                               -----------------


                       MEMORANDUM OF SECURITY AGREEMENT
                       --------------------------------

                                  COPYRIGHTS
                                  ----------

        Pursuant to a Security Agreement dated as of July 31, 1994 (the "Security Agreement"), TSI International Software Ltd., whose chief executive office is located at 45 Danbury Road, Wilton, Connecticut 06897 (the "Pledgor"), has granted to The Bank of New York, whose chief executive office is located at 123 Main Street, White Plains, New York 10602, as agent (the "Secured Party"), a continuing security interest in, and a continuing lien upon, all of Pledgor's right, title and interest in and to the copyrights and copyright applications listed on the attached Schedule and all renewals and extensions thereof. Such security interest and lien can be terminated only in accordance with the terms of the Security Agreement.

Dated:  __________, 19__

                                                 TSI INTERNATIONAL SOFTWARE LTD.

                                                 By:_________________________
                                                    Name:
                                                    Title:

                                   SCHEDULE

                            Copyright Registrations
                            -----------------------

Title                     Registration No.                     Registration Date
-----                     ----------------                     -----------------



                            Copyright Applications
                            ----------------------

Title                                       Filing Date
-----                                       -----------

                                                                    Schedule 3.2
                                                                    ------------


                           BALANCE SHEET OF PLEDGOR

                                                                Schedule 4.10(a)
                                                                ----------------


                       SCHEDULE OF RECEIVABLES DISCOUNT
                           AND ALLOWANCE AGREEMENTS


                                     None

                                                                Schedule 4.33(a)
                                                                ----------------


                          SCHEDULE OF SECURITIES AND
                           INSTRUMENT  COLLATERAL
                           ----------------------

                                     None

                                                                    Schedule 7.1
                                                                    ------------


                       SECURITY AGREEMENT QUESTIONNAIRE*


The undersigned (the "Pledgor") is entering into a Security Agreement ______________ with. In connection with the Security Agreement the Pledgor is required to answer the following questions.

1. What is the Pledgor's exact corporate name as it appears in its certificate of incorporation (or, if not a corporation, the Pledgor's complete name)?

-
-
-

2. Has the Pledgor ever changed its name? If so, state each other name the Pledgor has had.

 -
 -
 -

3a. Does the Pledgor do business under any other name? If so, state each such name.

-
-
-
-------------------

* If this Questionnaire is being completed in connection with loans to the Pledgor that are to be used in connection with an acquisition, the answers to each of the following questions that relates to the location of an item, e.g., inventory, should include the locations of those items
                    ----
        that are being acquired in that acquisition.

 b. Does the Pledgor use or has the Pledgor used any trade names or trade styles? If so, list each of them.

-
-
-

 c. If the Pledgor has at any time during the preceding five years done business under any name or used any trade name or trade style not listed under a. or b., list each such name or style.

-
-
-

4. Attach hereto the forms of all invoices used by the Pledgor at any time within the immediately preceding 5 years, and indicate which of such forms are currently being used.

5. Has the Pledgor changed its identity or corporate structure in any way within the past four months? Changes in corporate structure would include incorporation of a partnership or sole proprietorship, reincorporation in a different state, mergers, consolidations and acquisitions. If any such change has taken place, indicate the nature of such change and give the names of each corporation or other entity that was incorporated, merged or consolidated with or acquired by the Pledgor in such transaction (including each name under which each such corporation or entity has done business) and the address of each place of business of each such corporation or entity immediately prior to such incorporation, merger, consolidation or acquisition and within four months prior to the date of this Questionnaire.

 -

-
-
6a. State the complete address (including the county) of the Pledgor's chief executive office and, if different from its chief executive office, of the office where the Pledgor keeps its books and records relating to its accounts or contract rights, specifying in each case whether such location is owned or leased by Pledgor and, if leased, specifying the name and address of the landlord.

-
-
-
b. If the Pledgor maintains any records relating to any of the Collateral with an independent computer service firm or the like specify the address (including the county) of each such Person.

        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------

7. Has the Pledgor's chief executive office or office where the Pledgor keeps its books and records relating to its accounts or contract rights been located at any other address (including that of any independent computer service firm or the like) during the past four months? If so, specify each such address (including the county) and whether such location was owned or leased by Pledgor and, if leased, specifying the name and address of the landlord.

-

-
-

8. State the complete address (including the county) of each other place of business that the Pledgor presently has, specifying in each case whether such location is owned or leased by Pledgor and, if leased, specifying the name and address of the landlord.

-
-
-

9. State the complete address (including the county) of each place of business that the Pledgor has had in the past four months, other than those listed in the answers to questions 6, 7, and 8, specifying in each case whether such location was owned or leased by Pledgor and, if leased, specifying the name and address of the landlord.

-
-
-

10. State the complete address (including the county) of each location where the Pledgor keeps any inventory or machinery and equipment, specifying
        (a) in each case whether such location is owned or leased by Pledgor and, if leased, specifying the name and address of the landlord and (b) the approximate book value of the (i) inventory and (ii) machinery and equipment maintained at each such location.

-

-
-

11. Has any of the Pledgor's inventory or machinery and equipment been located during the past four months at any location other than the locations listed in the answers to question 6, 7, 8, 9 and 10? If so, state the complete address (including the county) of each such location, specifying in each case whether such location was owned or leased by Pledgor and, if leased, specifying the name and address of the landlord.

-
-
-

12. Does any person or entity other than the Pledgor have possession of any of the Pledgor's inventory or machinery and equipment? If so, state the name and address (including the county) of each such person or entity, specifying in each case whether such location is owned or leased by Pledgor and, if leased, specifying the name and address of the landlord.

-
-
-

13. When the Pledgor purchases goods, are there any places in which such goods might in the usual course of the purchase transaction be located, even temporarily for purposes of transshipment? If so, state the complete address (including the county) of each such location.

-

-
-

14. Has the Pledgor acquired any of its inventory or machinery and equipment otherwise than in the ordinary course of business? (For this purpose, acquisitions not in the ordinary course of business include, BUT ARE NOT LIMITED TO, acquisitions from persons other than the manufacturer.) If so, specify the nature of any such acquisition.

-
-
-

15a. Does the Pledgor own or have an interest in any goods other than inventory or machinery and equipment, such as crops, minerals or the like? If so please describe such goods and state the complete address (including the county) where such goods are located.

-
-
-

  b. State the respective aggregate book values of so much of the Pledgor's machinery and equipment as consists of (i) airplanes, (ii) automotive equipment, (iii) ships and other vessels and (iv) railroad locomotives and rolling stock.

-
-

-

16a. Are any of the Pledgor's accounts receivables payable by United States Government or any department or agency thereof? If so, please state the aggregate amount thereof and the percentage that those accounts receivables are of all of the Pledgor's accounts receivables, in each case as of a recent, specified date.

-
-
-

  b. Is any of the Pledgor's inventory subject to a claim under any contract with the United States Government or any department or agency thereof that title to such inventory has vested in such person by virtue of progress payments? If so, please state the aggregate amount thereof and the percentage that that inventory is of all of the Pledgor's inventory, in each case as of a recent, specified date.

-
-
-

  c. Does any of the Pledgor's inventory consist of perishable agricultural commodities and products subject to the trust imposed by the Perishable Agricultural Commodities Act? If so, please state the aggregate amount thereof and the percentage that that inventory is of all of the Pledgor's inventory, in each case as of a recent, specified date.

-

-
-

  d. Does any of the Pledgor's inventory consist of livestock or meat, meat food products or livestock products derived therefrom subject to the trust imposed by the Packers and Stockyards Act? If so, please state the aggregate amount thereof and the percentage that that inventory is of all of the Pledgor's inventory, in each case as of a recent, specified date.

-
-
-

17a. Please supply the following information with respect to each patent and patent application in which the Pledgor has any interest (whether as owner, licensee or otherwise):

                                    Patents
                                    -------

Nature of Interest            Registered                         Country of
(e.g., owner, licensee)       Patent No.      Issue Date            Issue
-----------------------       ----------      ----------         ----------

----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------

                              Patent Applications
                              -------------------

Nature of Interest                Serial                              Country of

(e.g., owner, licensee)             No.           Filing Date           Issue
-----------------------           ------          -----------         ----------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

b. If the Pledgor's interest in any of the foregoing is otherwise than as owner, please describe the nature of such interest.

        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------

18a. Please supply the following information with respect to each registered trademark and trademark application in which the Pledgor has any interest (whether as owner, licensee or otherwise):


                                         Registered Trademarks
                                         ---------------------

Nature of
Interest                                           Int'l      Goods or                       Country
(e.g., owner,     Registered     Registration      Class      Services        Date              of
licensee)          Trademark          No.         Covered     Covered      Registered     Registration
------------      ----------     ------------     -------     --------     ----------     ------------

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------


                                        Trademark Applications
                                        ----------------------

                    Trademark
Nature of          Application
Interest            relates to                          Int'l          Goods or
(e.g., owner,       following          Serial           Class          Services         Country of
licensee)           Trademark            No.           Covered          Covered         Application
-------------      -----------         ------          -------         --------         -----------

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

b.      If the Pledgor's interest in any of the foregoing is otherwise than as owner, please describe the nature of such interest.

        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------

19a.    Please supply the following information with respect to each copyright and copyright application in which the Pledgor has any interest (whether as owner, licensee or otherwise):


                                        Copyrights
                                        ----------
Nature of
Interest
(e.g., owner,                   Copyright     Property      Date of      Docket      Country of
licensee)         Copyright        No.        Covered      Copyright       No.      Registration
-------------     ---------     ---------     --------     ---------     -------    ------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                            Copyright Applications
                            ----------------------

                          Copyright
Nature of                Application
Interest                 relates to
(e.g., owner,             following            Property            Country of
licensee)                 Copyright             Covered            Application
-------------            -----------           --------            ------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

b. If the Pledgor's interest in any of the foregoing is otherwise than as owner, please describe the nature of such interest.

-
-
-

20. Does the Pledgor have any existing lockbox arrangements? If so, please identify each bank or other entity with which any such arrangement is maintained.

        ---------------------------------------------------------------------
-
        ---------------------------------------------------------------------

        The Pledgor hereby certifies that its answers to the foregoing questions are complete and correct and confirms that such answers constitute representations and warranties under the Security Agreement.

        Date:__________, 19__           Pledgor:



                                           By:______________________
                                              Name:
                                              Title: